FIRST LOAN MODIFICATION AGREEMENT This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of March 28, 2022, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and PHREESIA, INC., a Delaware corporation, with its principal place of business at 434 Fayetteville Street, Suite 1400, Raleigh, North Carolina 27601 (“Borrower”). 1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of May 5, 2020, evidenced by, among other documents, a certain Second Amended and Restated Loan and Security Agreement dated as of May 5, 2020, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement. 2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as defined in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”. 3. DESCRIPTION OF CHANGE IN TERMS. A. Modifications to Loan Agreement. 1 Borrower hereby acknowledges and agrees that Borrower will deliver to Bank, on or before the date that is thirty (30) days from the date of this Loan Modification Agreement, in form and substance satisfactory to Bank: (a) a certificate on the Acord 25 form with respect to Borrower’s general liability insurance policy; (b) a certificate on the Acord 28 form with respect to Borrower’s property insurance policy; (c) an endorsement to Borrower’s general liability insurance policy that names Bank as an additional insured; (d) an endorsement to Borrower’s property insurance policy that names Bank as lender’s loss payable; and (e) endorsements to Borrower’s general liability and property insurance policies stating that the insurer will give Bank at least thirty (30) days prior written notice before any such policy or policies shall be materially altered or canceled. Borrower acknowledges and agrees that the failure of Borrower to satisfy the requirements set forth in the immediately preceding sentence within thirty (30) days from the date of this Loan Modification Agreement shall result in an immediate Event of Default under the Loan Agreement for which there shall be no grace or cure period. 2 The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.3 thereof: “ (a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to (i) at all times when a Performance Pricing Period is in effect, the greater of (A) one-half of one percent (0.50%) below the Prime Rate and (B) four percent (4.0%) and (ii) at all times when a Performance Pricing Period is not in effect, the greater of (A) the Prime Rate and (B) four and one- half of one percent (4.50%), which interest shall be payable monthly in accordance with Section 2.3(d) below.” and inserting in lieu thereof the following: “ (a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per

2 annum rate equal to the greater of (i) one-half of one percent (0.50%) below the Prime Rate and (ii) three and one-quarter of one percent (3.25%), which interest shall be payable monthly in accordance with Section 2.3(d) below.” 3 The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.4(b) thereof: “For each one (1) year anniversary of the Effective Date occurring prior to the Revolving Line Maturity Date, Borrower shall pay to Bank a fully-earned, non- refundable anniversary fee equal to one-quarter of one percent (0.25%) of the amount of the Revolving Line as of the date of such anniversary (each, an “Anniversary Fee” and, collectively, the “Anniversary Fees”).” and inserting in lieu thereof the following: “For each one (1) year anniversary of the Effective Date occurring prior to the Revolving Line Maturity Date, Borrower shall pay to Bank a fully-earned, non- refundable anniversary fee equal to one-quarter of one percent (0.25%) of the amount of the Revolving Line (provided that the amount of the anniversary fee payable on May 5, 2022 shall be equal to Two Hundred Sixty Thousand Four Hundred Sixteen and 67/100 Dollars ($260,416.67)) as of the date of such anniversary (each, an “Anniversary Fee” and, collectively, the “Anniversary Fees”).” 4 The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.4 thereof: “ (c) Termination Fee. Upon termination by Borrower of this Agreement or the termination by Borrower of the Revolving Line for any reason prior to the Revolving Line Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to (i) (A) One Hundred Eighty Seven Thousand Dollars ($187,000.00), minus (B) Six Thousand Dollars ($6,000.00) for each full calendar month that has elapsed after April 30, 2020, plus (ii) the applicable Termination Fee Percentage of the Revolving Line (the “Termination Fee”), provided that (x) Bank shall waive the portion of the Termination Fee described in subclause (ii) above (but for clarity not the portion of the Termination Fee described in subclause (i) above) if each of the following occurs: (A) Borrower requests Bank’s consent to an Acquisition that satisfies the criteria in subsections (a), (b), (c), (f), (g) and (h) of the definition of Permitted Acquisition and the total consideration to be paid by Borrower and its Subsidiaries in connection with such Acquisition does not exceed the maximum aggregate amount of consideration for all Acquisitions permitted pursuant to subsection (d) of the definition of Permitted Acquisitions (taking into account all exclusions and adjustments set forth in such subsection), (B) Borrower has provided to Bank all available documentation, financial information, financial analysis or other information relating to such Acquisition reasonably requested by Bank, (C) Bank declines to provide its consent to such proposed Acquisition and (D) this Agreement is terminated and all Obligations repaid in full prior to, or simultaneously with, the closing of such Acquisition, and (y) no Termination Fee shall be charged if the credit facility hereunder is replaced with a new facility or facilities from Bank; (d) Unused Revolving Line Facility Fee. Payable quarterly in arrears on the last day of each calendar quarter occurring prior to the Revolving Line Maturity Date, and on the Revolving Line Maturity Date, a fee (the “Unused Revolving Line Facility Fee”) in an amount equal to one-quarter of

3 one percent (0.25%) per annum of the average unused portion of the Revolving Line, as determined by Bank, computed on the basis of a year with the applicable number of days as set forth in Section 2.4(d). The unused portion of the Revolving Line, for purposes of this calculation, shall be calculated on a calendar year basis and shall equal the difference between (i) the Revolving Line, and (ii) the average for the period of the daily closing balance of the Revolving Line outstanding; and” and inserting in lieu thereof the following: “ (c) Termination Fee. Upon termination by Borrower of this Agreement or the termination by Borrower of the Revolving Line for any reason prior to the Revolving Line Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to (i) (A) Sixty- One Thousand Dollars ($61,000.00), minus (B) Six Thousand Dollars ($6,000.00) for each full calendar month that has elapsed after January 31, 2022, plus (ii) the applicable Termination Fee Percentage of the Revolving Line (the “Termination Fee”), provided that (x) Bank shall waive the portion of the Termination Fee described in subclause (ii) above (but for clarity not the portion of the termination fee described in subclause (i) above) if each of the following occurs: (A) Borrower requests Bank’s consent to an Acquisition that satisfies the criteria in subsections (a), (b), (c), (f), (g) and (h) of the definition of Permitted Acquisition and the total consideration to be paid by Borrower and its Subsidiaries in connection with such Acquisition does not exceed the maximum aggregate amount of consideration for all Acquisitions permitted pursuant to subsection (d) of the definition of Permitted Acquisitions (taking into account all exclusions and adjustments set forth in such subsection), (B) Borrower has provided to Bank all available documentation, financial information, financial analysis or other information relating to such Acquisition reasonably requested by Bank, (C) Bank declines to provide its consent to such proposed Acquisition and (D) this Agreement is terminated and all Obligations repaid in full prior to, or simultaneously with, the closing of such Acquisition, and (y) no Termination Fee shall be charged if the credit facility hereunder is replaced with a new facility or facilities from Bank; (d) Unused Revolving Line Facility Fee. Payable quarterly in arrears on the last day of each calendar quarter occurring prior to the Revolving Line Maturity Date, and on the Revolving Line Maturity Date, a fee (the “Unused Revolving Line Facility Fee”) in an amount equal to fifteen- hundredths of one percent (0.15%) per annum of the average unused portion of the Revolving Line, as determined by Bank, computed on the basis of a year with the applicable number of days as set forth in Section 2.4(d). The unused portion of the Revolving Line, for purposes of this calculation, shall be calculated on a calendar year basis and shall equal the difference between (i) the Revolving Line, and (ii) the average for the period of the daily closing balance of the Revolving Line outstanding. Notwithstanding the foregoing, Borrower shall not be required to pay an Unused Revolving Line Facility Fee for any quarter in which the aggregate outstanding principal amount of Advances was equal to at least Ten Million Dollars ($10,000,000.00) at all times; and” 5 The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.2 thereof: “ (a) as soon as available, but no later than thirty (30) days after the last day of each month, a company-prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such month

4 in a form reasonably acceptable to Bank (the “Monthly Financial Statements”);” and inserting in lieu thereof the following: “ (a) as soon as available, but no later than (i) thirty (30) days after the last day of each month with respect to which there were Credit Extensions outstanding at any time during the period commencing on the first day of such month through and including the date that is thirty (30) days after the last day of such month and (ii) thirty (30) days after the last day of each quarter with respect to which Monthly Financial Statements were not required for any given month in such quarter pursuant to subsection (i), a company-prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such month or quarter (as applicable) in a form reasonably acceptable to Bank (the “Monthly Financial Statements”) 6 The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7(a) thereof: “Borrower, any Subsidiary of Borrower and any Guarantor shall maintain its operating and other deposit accounts and excess cash with Bank and Bank’s Affiliates; provided that Borrower may maintain an operating account with Royal Bank of Canada so long as (i) such account is used exclusively for the payment of ordinary course payroll, rent and operating expenses of Borrower and (ii) the aggregate amount of all cash in such account does not exceed One Million Three Hundred Thousand Dollars ($1,300,000.00) at any time, provided that the amount in such account may exceed such dollar limitation once annually for a period of no more than five (5) consecutive Business Days in connection with the payment of annual bonuses.” and inserting in lieu thereof the following: “(i) Other than during any Depository Exclusivity Period, Borrower, any Subsidiary of Borrower and any Guarantor shall maintain operating and other deposit accounts with Bank and Bank’s Affiliates and excess cash in accounts with Bank and Bank’s Affiliates holding an aggregate amount (for all such accounts together) equal to at least fifty-one percent (51.0%) of the Dollar value of all amounts held in Borrower’s, Borrower’s Subsidiaries’ and all Guarantors’ accounts at all financial institutions, and (ii) during any Depository Exclusivity Period, Borrower, any Subsidiary of Borrower and any Guarantor shall maintain all of their operating and other deposit accounts with Bank and Bank’s Affiliates and excess cash in accounts with Bank and Bank’s Affiliates, provided, however, that (A) Borrower and its Subsidiaries may maintain operating accounts with Royal Bank of Canada so long as (1) such accounts are used exclusively for the payment of ordinary course payroll, rent and operating expenses of Borrower (or transfers of funds to deposit accounts with Bank or Bank’s Affiliates) and (2) the aggregate amount of all cash in such accounts (for all such accounts together) does not exceed Fifteen Million Dollars ($15,000,000.00) at any time, and (B) Borrower and its Subsidiaries may maintain accounts acquired pursuant to a Permitted Acquisition with financial institutions other than Bank and Bank’s Affiliates so long as the aggregate amount maintained in such accounts (for all such accounts together) does not exceed Ten Million Dollars ($10,000,000.00) at any time.” 7 The Loan Agreement shall be amended by deleting the following, appearing as Section 6.8 thereof:

5 “ 6.8 Financial Covenant – Adjusted EBITDA. Maintain at all times, to be tested as of the last day of each fiscal quarter, Adjusted EBITDA of at least: (a) ($15,000,000.00) for the six (6) month period ending on each of July 31, 2020 and October 31, 2020; (b) ($8,000,000.00) for the six (6) month period ending on January 31, 2021; (c) ($6,000,000.00) for the six (6) month period ending on April 30, 2021; (d) ($5,500,000.00) for the six (6) month period ending on July 31, 2021; (e) ($5,000,000.00) for the six (6) month period ending on October 31, 2021; (f) ($4,500,000.00) for the six (6) month period ending on January 31, 2022; (g) ($3,500,000.00) for the six (6) month period ending on April 30, 2022; (h) ($2,000,000.00) for the six (6) month period ending on July 31, 2022; (i) ($500,000.00) for the six (6) month period ending on October 31, 2022; and (j) $1.00 for the six (6) month period ending on January 31, 2023 and for the six (6) month period ending on the last day of each fiscal quarter thereafter. Notwithstanding the foregoing, the financial covenant set forth in this Section 6.8 shall not be tested for any six (6) month period during which Borrower’s Liquidity was at least Seventy Million Dollars ($70,000,000.00) at all times during such period.” and inserting in lieu thereof the following: “ 6.8 Financial Covenants. Maintain at all times: (a) Adjusted EBITDA. To be tested as of the last day of each fiscal quarter, Adjusted EBITDA of at least: (i) ($15,000,000.00) for the six (6) month period ending on each of July 31, 2020 and October 31, 2020; (ii) ($8,000,000.00) for the six (6) month period ending on January 31, 2021;

6 (iii) ($6,000,000.00) for the six (6) month period ending on April 30, 2021; (iv) ($5,500,000.00) for the six (6) month period ending on July 31, 2021; (v) ($5,000,000.00) for the six (6) month period ending on October 31, 2021; and (vi) ($4,500,000.00) for the six (6) month period ending on January 31, 2022. Notwithstanding the foregoing, the financial covenant set forth in this Section 6.8(a) shall not be tested for any six (6) month period during which Borrower’s Liquidity was at least Seventy Million Dollars ($70,000,000.00) at all times during such period. (b) Adjusted Quick Ratio. To be tested as of the last day of each month, an Adjusted Quick Ratio of at least 1.35 to 1.00.” 8 The Loan Agreement shall be amended by deleting the following text, appearing in the definition of “Permitted Acquisition” in Section 13.1 thereof: “ (d) the total aggregate consideration to be paid by Borrower and its Subsidiaries (excluding (X) the value of Borrower’s or its Subsidiaries’ stock issued by Borrower or its Subsidiaries used in satisfaction of the purchase price and (Y) the portion of any such consideration financed with segregated and identifiable proceeds from the sale of equity securities of Borrower (or any parent company of Borrower)) in connection therewith in all of the contemplated transactions during the term of this Agreement does not exceed Fifteen Million Dollars ($15,000,000.00);” and inserting in lieu thereof the following: “ (d) (i) the total aggregate consideration to be paid by Borrower and its Subsidiaries (excluding (X) the value of Borrower’s or its Subsidiaries’ stock issued by Borrower or its Subsidiaries used in satisfaction of the purchase price and (Y) the portion of any such consideration financed with segregated and identifiable proceeds from the sale of equity securities of Borrower (or any parent company of Borrower) or a Subordinated Debt financing that consists of convertible notes with investors) in connection therewith in all of the contemplated transactions during the term of this Agreement does not exceed Fifty Million Dollars ($50,000,000.00) and (ii) the total aggregate consideration to be paid by Borrower and its Subsidiaries in connection therewith that is financed with segregated and identifiable proceeds from the sale of equity securities of Borrower (or any parent company of Borrower) or a Subordinated Debt financing that consists of convertible notes with investors does not exceed One Hundred Million Dollars ($100,000,000.00) for all of the contemplated transactions in any consecutive twelve (12) month period;” 9 The Loan Agreement shall be amended by deleting the following text, appearing in the definition of “Permitted Acquisition” in Section 13.1 thereof: “ (h) such Acquisition and the Target being acquired is accretive;”

7 and inserting in lieu thereof the following: “ (h) Intentionally omitted;” 10 The Loan Agreement shall be amended by deleting the following text, appearing in the definition of “Permitted Indebtedness” in Section 13.1 thereof: “ (i) if Bank is unable or declines to provide a particular type of credit card or letter of credit banking service to Borrower or any Subsidiary, or Bank otherwise consents in writing in its sole discretion, unsecured Indebtedness of Borrower or such Subsidiary in connection with such services in an aggregate amount (for all such services together) not exceeding Five Hundred Thousand Dollars ($500,000.00);” and inserting in lieu thereof the following: “ (i) if Bank is unable or declines to provide a particular type of credit card banking service to Borrower or any Subsidiary, or Bank otherwise consents in writing in its sole discretion, unsecured Indebtedness of Borrower or such Subsidiary in connection with such services;” 11 The Loan Agreement shall be amended by deleting the following text, appearing in the definition of “Permitted Liens” in Section 13.1 thereof: “ (c) purchase money Liens or capital leases (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Eight Million Dollars ($8,000,000.00) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;” and inserting in lieu thereof the following: “ (c) purchase money Liens or capital leases (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Twenty Five Million Dollars ($25,000,000.00) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;” 12 The Loan Agreement shall be amended by inserting the following new definitions, appearing alphabetically in Section 13.1 thereof: “ “Adjusted Quick Ratio” is the ratio of (a) Quick Assets to (b) (i) Current Liabilities minus (ii) the current portion of Deferred Revenue minus (iii) all settlement obligations presented as liabilities on Borrower’s most recent balance sheet delivered to Bank.” “ “Current Liabilities” are (a) all Obligations, plus (b) without duplication of (a), the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.” “ “Depository Exclusivity Period” is any period (i) commencing upon the occurrence of a Depository Exclusivity Trigger and (ii) continuing until the first date thereafter on which Borrower’s and its Subsidiaries’ aggregate

8 Liquidity has been greater than or equal to the Depository Exclusivity Threshold for thirty (30) consecutive days.” “ “Depository Exclusivity Threshold” is Two Hundred Million Dollars ($200,000,000.00). “ “Depository Exclusivity Trigger” means that Borrower’s and its Subsidiaries’ aggregate Liquidity is less than the Depository Exclusivity Threshold on any date after either (i) the First LMA Effective Date or (ii) the final day of a Depository Exclusivity Period.” “ “First LMA Effective Date” is March 28, 2022.” “ “Quick Assets” is, on any date, Borrower’s unrestricted and unencumbered cash maintained with Bank and net billed accounts receivable determined according to GAAP.” “ “Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness.” 13 The Loan Agreement shall be amended by deleting the definitions of “Increase Approval” and “Performance Pricing Period” appearing in Section 13.1 thereof. 14 The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof: “ “Revolving Line” is an aggregate principal amount equal to the sum of (a) Fifty Million Dollars ($50,000,000.00) and (b) upon and after any Increase Approval, the amount by which Borrower has requested the Revolving Line amount to increase in connection with such Increase Approval; provided that at no time shall the Revolving Line exceed Sixty Five Million Dollars ($65,000,000.00).” “ “Termination Fee Percentage” means for a termination by Borrower of this Agreement or the Revolving Line (a) prior to the second (2nd) anniversary of the Effective Date, one and one-half of one percent (1.50%), (b) on or after the second (2nd) anniversary of the Effective Date but prior to the third (3rd) anniversary of the Effective Date, three-quarters of one percent (0.75%), (c) on or after the third (3rd) anniversary of the Effective Date but prior to the fourth (4th) anniversary of the Effective Date, one-half of one percent (0.50%), and (d) on or after the fourth (4th) anniversary of the Effective Date, zero percent (0.0%).” and inserting in lieu thereof the following: “ “Revolving Line” is an aggregate principal amount equal to One Hundred Million Dollars ($100,000,000.00).” “ “Termination Fee Percentage” means for a termination by Borrower of this Agreement or the Revolving Line (a) prior to the First LMA Effective Date, one and one-half of one percent (1.50%), (b) on or after First LMA Effective Date but prior to the third (3rd) anniversary of the Effective Date, three-quarters of one percent (0.75%), (c) on or after the third (3rd) anniversary of the Effective Date but prior to the fourth (4th) anniversary of the Effective

9 Date, one-half of one percent (0.50%), and (d) on or after the fourth (4th) anniversary of the Effective Date, zero percent (0.0%).” 15 The Compliance Statement appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Statement attached as Schedule 1 hereto. 4. ZEESIA JOINDER. Borrower hereby agrees that it shall, within ninety (90) days of the date of this Loan Modification Agreement (or such later date as Bank may agree in writing (which may be an email from Bank or its counsel) in its sole discretion), (i) cause ZEESIA, INC., a Delaware corporation (“Zeesia”), to become a co- borrower with respect to each of the Loan Agreement and the other Loan Documents and (ii) grant Bank a first- priority perfected Lien in such assets of Zeesia as are consistent with the description of the Collateral under the Loan Agreement (as if the Collateral were deemed to pertain to the assets of Zeesia) and, with respect to (i) and (ii), executing and/or delivering (as applicable) to Bank a copy of Zeesia’s certificate of incorporation (together with all amendments thereto) certified by the Delaware Secretary of State, a copy of Zeesia’s by-laws (together with all amendments thereto), a secretary’s corporate borrowing certificate in connection with Zeesia’s joinder to the Loan Documents, a long-form certificate of good standing for Zeesia from the State of Delaware, certificates of good standing/foreign qualification from each State where Zeesia is qualified to do business, a joinder agreement with respect to the Loan Agreement, a landlord’s consent with respect to each of Zeesia’s leased locations (subject to commercially reasonable efforts to obtain such consent), a bailee’s waiver with respect to each location where Zeesia maintains property with a third party (subject to commercially reasonable efforts to obtain such waiver), a perfection certificate, account control agreements (to the extent required by Bank), insurance certificates and endorsements, a legal opinion (authority and enforceability) of Borrower’s counsel, certified copies, dated as of a recent date, of lien searches (including, without limitation, UCC searches) with respect to Zeesia which reflect no liens (other than Permitted Liens) against such entity and such other documents as may be reasonably requested by Bank, all in form and substance acceptable to Bank in Bank’s sole and absolute discretion. 5. FEES AND EXPENSES. Borrower shall reimburse Bank for all Bank Expenses incurred in connection with this amendment to the Existing Loan Documents as and to the extent required under Section 2.4(e) of the Loan Agreement. 6. PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Borrower dated as of March 28, 2022, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof. Borrower acknowledges and agrees that all references in the Loan Agreement to the “Perfection Certificate” shall mean and include the Perfection Certificate as described herein. 7. INTENTIONALLY OMITTED. 8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations. 9. INTENTIONALLY OMITTED. 10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10 11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank. [The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above. BORROWER: BANK: PHREESIA, INC. SILICON VALLEY BANK By: /S/ Randy Rasmussen____________________ By: /S/ Matt Griffiths____________________ Name: Randy Rasmussen Name: Matt Griffiths Title: Chief Financial Officer Title: Director

SCHEDULE 1 EXHIBIT B COMPLIANCE STATEMENT Date: TO: SILICON VALLEY BANK FROM: PHREESIA, INC. Under the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), Borrower is in compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement. Please indicate compliance status by circling Yes/No under “Complies” column. Reporting Covenants Required Complies Monthly financial statements (i) Monthly within 30 days (when applicable) and (ii) within 30 days of the end of each quarter with respect to which financial statements were not required for any given month in such quarter Yes No Compliance Statement Monthly within 30 days and quarterly within 45 days Yes No 10-K FYE within 90 days Yes No 10-Q Quarterly within 45 days Yes No Board-approved projections Within 45 days of fiscal year end, and as amended/updated Yes No Financial Covenants Required Actual Complies Maintain as indicated: Minimum Adjusted Quick Ratio (at all times; tested monthly) > 1.35:1.0 _____:1.0 Yes No The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Compliance Statement. The following are the exceptions with respect to the statements above: (If no exceptions exist, state “No exceptions to note.”)

Schedule 1 to Compliance Statement Financial Covenants of Borrower In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern. Dated: ____________________ I. Adjusted Quick Ratio (Section 6.8(b)) Required: > 1.35:1.00 Actual: A. Aggregate value of the unrestricted and unencumbered cash of Borrower maintained with Bank $ B. Aggregate value of net billed accounts receivable of Borrower $ C. Quick Assets (the sum of lines A and B) $ D. Aggregate value of Obligations $ E. Aggregate value of liabilities of Borrower (including all Indebtedness) that matures within one (1) year $ F. Current Liabilities (the sum of line D and E) $ G. Aggregate value of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue $ H. All settlement obligations presented as liabilities on Borrower’s most recent balance sheet delivered to Bank $ I. Line F minus lines G and H $ J. Adjusted Quick Ratio (line C divided by line I) Is line J equal to at least 1.35:1:00? No, not in compliance Yes, in compliance